SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   January 14, 2008

TECHNEST HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27023	88-0357272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10411 Motor City Drive, Suite 650, Bethesda, MD 20817
(Address of principal executive offices) (Zip Code)

10411 Motor City Drive, Suite 650, Bethesda, MD 20817
(Mailing Address)

(301) 767-2810
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    Entry into Material Definitive Agreements

Employment Agreement with Gino M. Pereira

On January 14, 2008, Technest Holdings, Inc. (“Technest” or the “Company”) entered into a new employment agreement with its Chief Executive Officer, Mr. Gino M. Pereira.  Mr. Pereira’s employment agreement provides for:

•	a term of five years beginning on January 14, 2008;
•	a base salary of $350,000 per year, which is the same base salary as set forth in Mr. Pereira’s prior employment agreement (the “Annual Salary”);
•	payment of all necessary and reasonable out-of-pocket expenses incurred by Mr. Pereira in the performance of his duties under the agreement;
•	$5,000 per month for auto expense, business office expense and other personal expenses, which is the same amount as set forth in Mr. Pereira’s prior employment agreement;
•
eligibility to receive a performance based bonus of 5% of  Technest’s EBITDA (Earning Before Interest, Taxes, Depreciation and Amortization) calculated on an annual basis at the end of Technest’s fiscal year, up to a maximum allowable cash bonus of 300% of the Annual Salary (the “EBITDA Bonus”), payable by Technest within 90 days of the end of Technest’s fiscal year; and

•
eligibility to receive a performance based stock award under Technest’s 2006 Stock Award Plan calculated by dividing (x) 7% of the increase, if any, of the Market Capitalization (as defined below) of Technest’s Common Stock as of the prior fiscal year end compared to the following fiscal year end, by (y) the closing price of Technest’s Common Stock on the trading day immediately prior to the issuance of such shares (the “Market Cap Bonus Shares”).  Such Market Cap Bonus Shares shall be issued within 7 days of the end of the Company’s fiscal year.  For purposes of the employment agreement, “Market Capitalization” shall mean the average closing price of Technest’s Common Stock as traded on the Over-the-Counter Bulletin Board (or if the Common Stock is no longer listed on that market, the principal securities exchange or trading market on which the Common Stock is listed, quoted or traded), for 20 consecutive trading days ending immediately prior to the measurement date, multiplied by the average number of shares of Technest’s Common Stock outstanding for the same 20 consecutive trading days.

The employment agreement provides that in the event that Mr. Pereira's engagement with Technest is terminated by Technest without cause (as that term is defined in Section 8(b) of the agreement), or by Mr. Pereira for “Good Reason” (as that term is defined in Section 8(c) of the agreement), Technest will continue to pay Mr. Pereira's Annual Salary and provide health insurance for a period of one year from the date of termination plus the EBITDA Bonus and the Market Cap Bonus Shares as calculated in Section 8(f) of the agreement. In the event that Mr. Pereira is terminated by Technest as a result of a Change of Control (as defined in the agreement) or Mr. Pereira terminates his employment for Good Reason as a result of a Change of Control, he would be entitled to two times the Annual Salary, plus the EBITDA Bonus and the Market Cap Bonus Shares as calculated in Section 8(g) of the agreement. In the event that Mr. Pereira's employment with Technest is terminated for any other reason, there will be no continuation of cash salary payments or health insurance.

The above description summarizes the material terms of Mr. Pereira’s employment agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. For further information on Mr. Pereira’s employment agreement, please refer to Exhibit 10.1.

Employment Agreement with Nitin V. Kotak

On January 14, 2008, Technest entered into an employment agreement with its Chief Financial Officer, Mr. Nitin V. Kotak.  Mr. Kotak’s employment agreement provides for:

•	a term of five years beginning on January 14, 2008;
•	an initial base salary of $220,000 per year (the “Annual Salary”);
•	payment of all necessary and reasonable out-of-pocket expenses incurred by Mr. Kotak in the performance of his duties under the agreement;
•	eligibility to receive cash bonuses as determined by the board of directors; and
•
eligibility to receive equity awards under Technest’s 2006 Stock Award Plan as determined by the board of directors, with an initial award of 50,000 shares of Common Stock which shall vest on January 14, 2009 provided Mr. Kotak continues to provide services to Technest.

The employment agreement provides that in the event that Mr. Kotak's engagement with Technest is terminated by Technest without cause (as that term is defined in Section 8(b) of the agreement), or by Mr. Kotak for “Good Reason” (as that term is defined in Section 8(c) of the agreement), Technest will continue to pay Mr. Kotak's Annual Salary and provide health insurance for a period of one year from the date of termination. In the event that Mr. Kotak is terminated as a result of a Change of Control (as defined in the agreement), he would be entitled to his Annual Salary. In the event that Mr. Kotak's employment with Technest is terminated for any other reason, there will be no continuation of cash salary payments or health insurance.

The above description summarizes the material terms of Mr. Kotak’s employment agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein. For further information on Mr. Kotak’s employment agreement, please refer to Exhibit 10.2.

Stock Grants to Non-Employee Directors

On January 14, 2008, pursuant to restricted stock agreements filed as Exhibits 10.4 and 10.5 to this Current Report on Form 8-K, Technest granted to Mr. Robert Doto and General David R. Gust each 20,000 shares of Technest Common Stock under Technest’s 2006 Stock Award Plan, which are subject to forfeiture in the event that the individual is not providing services to Technest on January 14, 2009.

ITEM 5.02(d)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of New Board Member

On January 14, 2008, Dr. Robert A. Curtis, who satisfies the “independence” requirements of the National Association of Securities Dealers, was elected to Technest’s board of directors to fill a vacancy currently on the board.

Dr. Curtis is currently Chief Executive Officer of the Regional Technology Development Corporation in Woods Hole, Massachusetts, an innovation accelerator broadly focused on starting new companies based on technology discovered and developed from the Woods Hole Oceanographic Institution and the Marine Biological Laboratory.  He was most recently co-founder, President and CEO of HistoRx, Inc. a tissue based diagnostics company formed with the Yale University School of Medicine.  Over the last 17 years, he has founded or been directly involved in the early stages of nine start-up companies, primarily in the life sciences area including Combichem, Inc, Pharmacopeia, Inc, MetaMorphix, Inc, Cape Aquaculture Technologies, Inc. and Cambridge Neuroscience, Inc. Prior to his entrepreneurial activities, Dr. Curtis held a variety of positions at Pfizer, Inc., including Director of Licensing and Development, where he was responsible for worldwide pharmaceutical licensing and technology acquisition. He started his career as an Assistant Professor at the University of Illinois Medical Center in Chicago. Dr. Curtis earned a B.S. degree in Pharmacy from the Massachusetts College of Pharmacy, a Doctor of Pharmacy degree and Residency in Clinical Pharmacology from the University of Missouri, and a M.B.A. from Columbia University. Dr. Curtis is currently an advisor to a number of private entrepreneurial companies and has served as a judge for the MIT $50K Entrepreneurial Award-Business Plan Competition.

Upon Dr. Curtis’ election to the board, Dr. Curtis is to receive 20,000 shares of Technest Common Stock under Technest’s 2006 Stock Award Plan, which are subject to forfeiture in the event Dr. Curtis is not providing services to Technest on January 14, 2009.

ITEM 5.02(e)	Compensatory Arrangements of Certain Officers

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description	Filed with this Current Report on Form 8-K

10.1	Employment Agreement between Gino M. Pereira and Technest Holdings, Inc. dated January 14, 2008.	X
10.2	Employment Agreement between Nitin V. Kotak and Technest Holdings, Inc. dated January 14, 2008.	X
10.3	Restricted Stock Agreement between Nitin V. Kotak and Technest Holdings, Inc. dated January 15, 2008.	X
10.4	Restricted Stock Agreement between Robert Doto and Technest Holdings, Inc. dated January 15, 2008.	X
10.5	Restricted Stock Agreement between David R. Gust and Technest Holdings, Inc. dated January 15, 2008.	X
10.6	Restricted Stock Agreement between Dr. Robert A. Curtis and Technest Holdings, Inc. dated January 15, 2008.	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHNEST HOLDINGS, INC.

	By:	/s/ Gina M. Pereira
Gina M. Pereira
Chief Executive Officer

Date: January 18, 2008

EXHIBIT INDEX

Exhibit No.	Description	Filed with this Current Report on Form 8-K

10.1	Employment Agreement between Gino M. Pereira and Technest Holdings, Inc. dated January 14, 2008.	X
10.2	Employment Agreement between Nitin V. Kotak and Technest Holdings, Inc. dated January 14, 2008.	X
10.3	Restricted Stock Agreement between Nitin V. Kotak and Technest Holdings, Inc. dated January 15, 2008.	X
10.4	Restricted Stock Agreement between Robert Doto and Technest Holdings, Inc. dated January 15, 2008.	X
10.5	Restricted Stock Agreement between David R. Gust and Technest Holdings, Inc. dated January 15, 2008.	X
10.6	Restricted Stock Agreement between Dr. Robert A. Curtis and Technest Holdings, Inc. dated January 15, 2008.	X